UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 2, 2013 (August 1, 2013)

SPECTRA ENERGY PARTNERS, LP

(Exact name of Registrant as specified in its charter)

Delaware	1-33556	41-2232463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5400 Westheimer Court

Houston, Texas 77056

(Address of principal executive offices)

(713) 627-5400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Contribution Agreement

As previously disclosed, on May 2, 2013, Spectra Energy Partners, LP (the “Partnership”) entered into (i) a Contribution Agreement (the “Contribution Agreement”) with Spectra Energy Partners (DE) GP, LP, the general partner of the Partnership (the “General Partner”), an indirect, wholly owned subsidiary of Spectra Energy Corp (“SE Corp”), and (ii) a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Spectra Energy Express Pipeline (Canada), Inc. (“SE Express Canada”) and Spectra Energy Capital Funding, Inc. (“SE Capital Funding”), each of which is an indirect, wholly owned subsidiary of SE Corp.

On August 1, 2013, the Partnership and the General Partner entered into the First Amendment to Contribution Agreement (the “Amendment”). Pursuant to the Amendment (a) the cash consideration payable to the General Partner as part of the aggregate consideration was decreased from approximately US$379 million to US$199 million and (b) the equity consideration issuable to the General Partner as part of the aggregate consideration was increased from US$139 million in newly issued Partnership units to US$319 million in newly issued Partnership units.

The final number of Partnership units issued to the General Partner pursuant to the Contribution Agreement, as amended by the Amendment (the “Amended Contribution Agreement”) was determined using 97% of the volume-weighted average price of the Partnership’s common units on the New York Stock Exchange during the 20 trading days preceding the date that was two business days before closing. SE Corp currently directly or indirectly owns (i) 100% of the General Partner and (ii) 100% of Spectra Energy Partners GP, LLC, the general partner of the General Partner (“SEP GP, LLC”). The conflicts committee of the board of directors of SEP GP, LLC recommended approval of the Amendment. The conflicts committee, comprised of independent members of the board of directors of SEP GP, LLC, was advised by the same independent legal and financial advisors in connection with the Amendment as retained in connection with the evaluation and negotiation of the Contribution Agreement and the Securities Purchase Agreement.

The foregoing description of the Amendment is not complete and is qualified in its entirety by reference to the full and complete terms of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 2.1.

First Amended and Restated LLC Agreement

In connection with the transactions contemplated by the Amended Contribution Agreement, the Partnership acquired an indirect 40% ownership interest in Express Holdings (USA), LLC (“Express Holdings”), an indirect, wholly owned subsidiary of SE Corp. Following consummation of the transactions contemplated by the Amended Contribution Agreement, Spectra Energy Express Holding II, LLC (“SE Express Holding II”), an indirect, wholly owned subsidiary of SE Corp, holds the remaining 60% ownership interest in Express Holdings.

On August 2, 2013, the Partnership and SE Express Holding II entered into a First Amended and Restated Limited Liability Company Agreement of Express Holdings (the “JV Agreement”) governing the operation of Express Holdings. Except as delegated to the members, the business of Express Holdings will be managed by a management committee, composed of one member appointed by each of SE Express Holding II and the Partnership. The parties will be required to make customary capital contributions in accordance with their respective percentage ownership interests in Express Holdings and are entitled to receive quarterly distributions equal to 100% of Express Holdings’ available cash, which is defined to include Express Holdings’ cash and cash equivalents on hand at the end of the quarter less any reserves that may be deemed appropriate by the management committee for the operation of its business or for compliance with applicable laws or other agreements of Express Holdings.

The foregoing description of the JV Agreement is not complete and is qualified in its entirety by reference to the full and complete terms of the JV Agreement, which is attached to this Current Report on Form 8-K as Exhibit 2.2.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 is incorporated by reference herein. Pursuant to the Amended Contribution Agreement, on August 2, 2013, the Partnership completed the acquisition of a 40 percent ownership interest in the US portion of the Express-Platte Pipeline System, a 1,717 mile crude oil transportation network that carries crude oil to refineries in the Rocky Mountain and Midwest regions of the US (the “Express-Platte System”). Pursuant to the Securities Purchase Agreement, (i) SE Express Canada sold to the Partnership a 100 percent ownership interest in the Canadian portion of the Express-Platte System and (ii) SE Capital Funding sold to the Partnership a receivable of approximately CDN $113 million from an entity being acquired by the Partnership from SE Express Canada under the Securities Purchase Agreement.

In connection with the transactions contemplated by the Amended Contribution Agreement, the Partnership paid to the General Partner consideration of approximately $601 million, after taking into account customary closing purchase price adjustments, consisting of (i) 7,055,547 newly issued common units and 143,991 general partner units valued at $42.28 per unit, which represents 97% of the volume-weighted average price of the Partnership’s common units on the New York Stock Exchange calculated for the 20-business day period ended on July 30, 2013, representing an aggregate value of approximately $319 million, (ii) approximately $216 million in cash after taking into account customary closing purchase price adjustments, and (iii) approximately US$66 million of assumed debt. The cash consideration was funded through short-term borrowings. In connection with the transactions contemplated by the Securities Purchase Agreement, the Partnership paid to SE Express Canada and SE Capital Funding aggregate consideration of approximately US$194 million in cash, after taking into account customary closing purchase price adjustments, and approximately US$63 million of assumed debt.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 and Item 2.01 above with respect to the Partnership’s common units issued to the General Partner is incorporated by reference herein. This private placement of Partnership common units issued pursuant to the Amended Contribution Agreement was made in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2).

Item 7.01	Regulation FD Disclosure.

Also on August 2, 2013, the Partnership issued a press release announcing the consummation of the transactions contemplated by the Amended Contribution Agreement and the Securities Purchase Agreement. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

The financial statements required by this Item 9.01 are not included in this Current Report on Form 8-K. These financial statements will be filed within 71 calendar days after the date on which this Current Report on Form 8-K is required to be filed.

(d) Exhibits.

Exhibit Number	Description of the Exhibit

Exhibit 2.1	First Amendment to Contribution Agreement, dated August 1, 2013, by and between Spectra Energy Partners, LP and Spectra Energy Partners (DE) GP, LP.

Exhibit 2.2*	First Amended and Restated Limited Liability Company Agreement of Express Holdings (USA), LLC, dated August 2, 2013, by and between Spectra Energy Express Holding II, LLC and Spectra Energy Partners, LP.

Exhibit 99.1	Press Release of Spectra Energy Partners, LP, dated August 2, 2013.

*	Pursuant to the rules of the Securities and Exchange Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRA ENERGY PARTNERS, LP

	By:	Spectra Energy Partners (DE) GP, LP, its general partner

	By:	Spectra Energy Partners GP, LLC, its general partner

Date: August 2, 2013		/s/ J. Patrick Reddy

J. Patrick Reddy
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of the Exhibit

Exhibit 2.1	First Amendment to Contribution Agreement, dated August 1, 2013, by and between Spectra Energy Partners, LP and Spectra Energy Partners (DE) GP, LP.

Exhibit 2.2*	First Amended and Restated Limited Liability Company Agreement of Express Holdings (USA), LLC, dated August 2, 2013, by and between Spectra Energy Express Holding II, LLC and Spectra Energy Partners, LP.

Exhibit 99.1	Press Release of Spectra Energy Partners, LP, dated August 2, 2013.

*	Pursuant to the rules of the Securities and Exchange Commission, the schedules and similar attachments to the agreement have not been filed herewith. The registrant agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

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